EXHIBIT 10.12

VALIDITY GUARANTY

This Validity Guaranty, dated as February 28, 2013 (as amended, restated or modified from time to time, the “Validity Guaranty”), is made by MACKIE BARCH (the “Guarantor”), for the benefit of TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Lender”).

RECITALS

A.          Pharmagen, Inc., a corporation incorporated under the laws of the State of Nevada (the “Borrower”) entered into a senior secured credit facility agreement, dated February 28, 2013 (the “Credit Agreement”), by and among the Borrower, as borrower, certain subsidiaries of the Borrower, as joint and several guarantors, and the Lender, as lender, pursuant to which the Lender shall advance a principal amount of up to Two Million and No/100 United States Dollars (US$2,000,000) (the “Loan”), which Loan shall be further evidenced by several promissory notes given by the Borrower in favor of Lender (together, the “Notes”); and

B.           The Guarantor currently serves as Chief Executive Officer of the Borrower.

C.           As a condition to entering into the Credit Agreement and extending such financial accommodations to Borrower, Lender has required the execution and delivery of this Validity Guaranty by the Guarantor.

NOW THEREFORE, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

1.          Definitions. Capitalized terms used in this Validity Guaranty shall have the meanings given to them in the Credit Agreement, unless otherwise defined herein.

2.          Guaranty. The Guarantor does hereby absolutely and unconditionally, represent, warrant and guarantee to Lender that:

(a)          All reports, schedules, certificates, and other information from time to time delivered or otherwise reported to Lender by Borrower, including, without limitation, all financial statements, tax returns and all supporting information or documentation delivered in connection therewith, shall be bona fide, complete, correct, and accurate in all material respects and shall accurately and completely report all matters purported to be covered or reported thereby.

(b)           The Guarantor may from time to time, sign and deliver reports (including, without limitation, those specifically mentioned above) or otherwise deliver any such information to Lender as Lender may request, and the Guarantor are duly authorized to deliver same to Lender on behalf of each Credit Party.

(d)          All Collateral: (i) will be owned by the Credit Parties and will be possessed by the Credit Parties or their agents, respectively and as applicable; (ii) will not be subject to any lien or security interest except as permitted by Lender; and (iii) will be maintained only at the locations designated in the Credit Agreement or the Security Agreements, unless the Credit Parties obtain Lender’s prior written consent.

3.          Consideration for Guaranty. The Guarantor acknowledges and agrees with Lender that, but for the execution and delivery of this Validity Guaranty by the Guarantor, Lender would not have entered into the Credit Agreement. The Guarantor acknowledges and agrees that the loans and other extensions of credit made to Borrower by Lender under the Credit Agreement will result in significant benefits to the Guarantor.

4.          Indemnification. The Guarantor hereby agrees and undertakes to indemnify, defend, and save Lender free and harmless of and from any damage, loss, and expense (including, without limitation, attorneys’ fees and costs) which Lender may sustain or incur, directly or indirectly, as a result of any breach, default or material inaccuracy of any of the representations, warranties, covenants, and agreements contained herein. The liability of the Guarantor hereunder is direct and unconditional.

5.          Cumulative Remedies. Lender’s rights and remedies hereunder are cumulative of all other rights and remedies which Lender may now or hereafter have with respect to the Guarantor, Borrower, or any other Person.

6.          Borrower’s Financial Condition. The Guarantor acknowledges that they have reviewed and are familiar with the Loan Documents and are familiar with the operations and financial condition of the Credit Parties, and agrees that Lender shall not have any duty or obligation to communicate to the Guarantor any information regarding the Credit Parties’ financial condition or affairs.

7.          Assignability. This Validity Guaranty shall be binding upon the Guarantor and shall inure to the benefit of Lender and its successors or assigns. Lender may at any time assign Lender’s rights in this Validity Guaranty.

8.          Continuing Guaranty. This is a continuing guaranty and shall remain in full force and effect as to all of the Obligations until such date as all amounts owing by Borrower to Lender shall have been paid in full in cash and all commitments of Lender to lend under the Credit Agreement have terminated or expired and all obligations of Lender with respect to any of the Obligations shall have terminated or expired.

9.          Further Assurances. The Guarantor agrees that they will cooperate with Lender at all times in connection with any actions taken by Lender pursuant to the Credit Agreement to monitor, administer, enforce, or collect the Collateral. In the event the Credit Parties should cease or discontinue operating as a going concern in the ordinary course of business, then for so long as any Obligations remain outstanding, the Guarantor agrees that he shall assist Lender in connection with any such action, as Lender may request.

10.        MANDATORY FORUM SELECTION. THE GUARANTOR IRREVOCABLY AGREES ALL ACTIONS ARISING UNDER, RELATING TO, OR IN CONNECTION WITH THIS VALIDITY GUARANTY, OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS VALIDITY GUARANTY (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING THEIR SITUS IN THE COUNTY OF BROWARD COUNTY, FLORIDA. THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GRANTOR, AS APPLICABLE, AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSITENT WITH FLORIDA LAW.

11.        WAIVER OF JURY TRIAL. THE GUARANTOR AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN THE GUARANTOR AND LENDER OR AMONG THE CREDIT PARTIES, THE GUARANTOR, AND LENDER AND/OR LENDER’S AFFILIATES ARISING OUT OF OR IN ANY WAY RELATED TO THIS VALIDITY GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY RELATIONSHIP AMONG LENDER, THE GUARANTOR, THE CREDIT PARTIES, AND/OR ANY AFFILIATE OF LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED IN THE CREDIT AGREEMENT.

12.        ADVICE OF COUNSEL. THE GUARANTOR ACKNOWLEDGES THAT HE HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS VALIDITY GUARANTY.

13.        Governing Law. Except in the case of the Mandatory Forum Selection clause set forth in Section 10 hereof, this Validity Guaranty shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of Nevada, without regard to conflict of laws principles.

14.        Electronic Signatures. Lender is hereby authorized to rely upon and accept as an original this Validity Guaranty which is sent to Lender via facsimile, .pdf, or other electronic transmission.

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The Guarantor has executed this Validity Guaranty as of the date first above written.

/s/ Mackie Barch
MACKIE BARCH

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